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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 7, 1996
                                                 ---------------

                    FrontierVision Operating Partners, L.P.
                       FrontierVision Capital Corporation
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          (Exact names of Registrants as specified in their charters)

                                    Delaware
                                    Delaware
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       (State or other jurisdiction of incorporation or organization)



                                                          84-1316775
               333-09535                                  84-1353734
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        (Commission File Number)                       (I.R.S. Employer
                                                   Identification Numbers)


       1777 South Harrison Street
              Suite P-200
            Denver, Colorado                                 80210
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 (Address Of principal executive offices)                 (Zip Code)


                               (303) 757-1588
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             Registrants' telephone number, including area code


                               Not applicable
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        (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

                 On October 7, 1996, FrontierVision Operating Partners, L.P., a Delaware limited partnership ("FVOP" or the "Company"), purchased from an affiliate of Triax Communications Corp. ("Triax") cable television systems (the "Triax Systems") serving approximately 53,200 subscribers as of June 30, 1996 in Ohio, Kentucky, Virginia, West Virginia, Pennsylvania, Maryland and North Carolina for approximately $85.0 million. The Company intends to operate the systems in Kentucky, Ohio and West Virginia as part of its Ohio/Kentucky cluster of cable television systems. The Company intends to operate the systems in North Carolina, Virginia, Pennsylvania and Maryland as part of its Southeast region of cable television systems.

                 On October 9, 1996, the Company purchased from American Cable Entertainment of Kentucky-Indiana, Inc. ("ACE") cable television systems (the "ACE Systems") serving approximately 82,400 subscribers as of June 30, 1996 in Kentucky and Indiana for approximately $146.0 million. The Company intends to operate all of the ACE Systems as part of its Ohio/Kentucky cluster of cable television systems.

                 The sources of funds for the acquisition of the Triax Systems and the ACE Systems were (i) the approximately $193.0 million in net proceeds from the issuance and sale on October 2, 1996 by the Company and FrontierVision Capital Corporation (collectively, the "Registrants") of $200.0 million aggregate principal amount of the Registrants' 11% Senior Subordinated Notes due 2006, (ii) a $34.4 million portion of the proceeds of a $76.0 million rights offering (the "Rights Offering") conducted by the Company's general partner (FrontierVision Partners, L.P.), which proceeds were contributed as equity to the Company, (iii) the proceeds from the disposition of three cable television systems in the Southeast (the "Disposition Systems") recently sold by the Company for an aggregate sales price of approximately $17.0 million (subject to adjustment) and (iv) net working capital adjustments relating to the Triax Systems, the ACE Systems and certain other cable systems recently purchased by the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                 Substantially the same information as is required by this Form 8-K with respect to financial statements, pro forma financial information and exhibits in connection with the acquisition of the Triax Systems and the ACE Systems has been previously reported by the Registrants. Such information was reported as part of the Registrants' Registration Statement on Form S-1 (Registration No. 333-09535) with respect to the Registrants' 11% Senior Subordinated Notes due 2006. Accordingly, pursuant to the provisions of General Instructions B.3 to Form 8-K, no additional report of such previously reported information is required herein.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  FRONTIERVISION OPERATING PARTNERS, L.P.

                                  By:   FrontierVision Partners, L.P., its
                                        general partner,

                                        By: FVP GP, L.P., its general partner

                                        By: FrontierVision Inc., its
                                            general partner

Dated:  October 22, 1996                By: /s/ James C. Vaughn
                                            ----------------------------
                                            James C. Vaughn
                                            President and Chief Executive
                                            Officer



                                  FRONTIERVISION CAPITAL CORPORATION


Dated:  October 22, 1996          By:   /s/ James C. Vaughn
                                        --------------------------------
                                        James C. Vaughn
                                        President